EXHIBIT 10.9

                              DATED 31 October 1996

                               SECURITY ASSIGNMENT



CAPITAL MEDIA (UK) LIMITED                                (1)

UNIVERSAL INDEPENDENT HOLDINGS LIMITED                    (2)




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                                TABLE OF CONTENTS

PARTIES                                                                   1
OPERATIVE PROVISIONS                                                      1
         1 Definitions                                                    1
         2 Interpretation                                                 1
         3 Covenant                                                       2
         4 Security                                                       2
         5 Expenses                                                       3
         6 Further assurance                                              3
         7 Event of Default                                               4
         8 Power of attorney                                              5
         9 Duration of assignment                                         5
         10 No liability as mortgagee in possession                       5
         11 Exclusions                                                    5
         12 Certificate                                                   6
         13 Rights cumulative, waiver                                     6
         14 Severance                                                     6
         15 Communications                                                6
         16 Successors                                                    7
         17 Governing law                                                 7
SCHEDULE 1                                                                8
         Notice of Assignment                                             8
SCHEDULE 2                                                                9
         Consent and Acknowledgement                                      9


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         DATE

              31 October  1996

         PARTIES

(1) CAPITAL MEDIA (UK) LIMITED (formerly Excalibur Communications Limited) a company incorporated in England and Wales with registered number 3025201, whose registered office is at 25 James Street, London W1M 5HY (the "Assignor"); and

(2) UNIVERSAL INDEPENDENT HOLDINGS LIMITED of PO Box 438, Tropic Isle Building, wickhams Cay, Road Town, Tortola, British Virgin Islands (the "Assignee").

         OPERATIVE PROVISIONS

1        DEFINITIONS

         In this Assignment the following expressions shall bear the following meanings:

         Assigned Assets                    the  right,  title,  benefit  and
                                            interest of the Assignor in or under
                                            an agreement dated 25 September 1995
                                            made between PTT Telecom BV ("the
                                            Lessor") (1) and the Assignor (2)
                                            ("the Transponder Lease") whereby
                                            the Lessor agreed to lease to the
                                            Assignor transponder capacity

         Events of Default                  any of the events mentioned in
                                            Clause 7

         Secured Obligations                all monies,  liabilities  and
                                            obligations, whether principal
                                            interest or otherwise now or at any
                                            time after the date of this
                                            Assignment being or becoming due,
                                            owing or incurred by the Assignor to
                                            the Assignee whether actual,
                                            contingent present or future and
                                            whether done severally or jointly
                                            with any other person and whether as
                                            principal or surety or in some other
                                            capacity, together with interest
                                            legal and other costs, charges and
                                            expenses whatsoever on a full
                                            indemnity basis so that interest
                                            shall be calculated and compounded
                                            in accordance with the usual
                                            practice of the Assignee from time
                                            to time as well after as before any
                                            demand made or judgment ascertained
                                            hereunder

         Security Interest                  any mortgage, charge, pledge, lien,
                                            assignment, encumbrance, guarantee,
                                            title transfer or retention
                                            arrangement or agreement, or any
                                            security interest whatsoever,
                                            howsoever created or arising

2        INTERPRETATION

2.1 Sections 61 and 63 of the Law of Property Act 1925 shall apply to the construction of this Assignment.

2.2 Headings used in this Assignment and table of contents are for convenience only, and are to be ignored in construing this Assignment.


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2.3      References in this Assignment to it or another document shall be construed as a reference to this Assignment, or the other document, as from time to time novated, amended, varied or supplemented.

2.4      Words importing the singular include the plural and vice versa.

2.5 References to laws and regulations include amendments and re-enactments.

3        COVENANT

3.1 The Assignor shall satisfy the Secured Obligations as they fall due for satisfaction in accordance with their terms.

4        SECURITY

4.1      Assignment

         As continuing security for payment and discharge of the Secured Obligations, the Assignor with full title guarantee, assigns absolutely by way of security to the Assignee the Assigned Assets.

4.2      Re-assignment

         Upon the irrevocable payment in full when due and upon the complete performance and observance of all the Secured Obligations, the Assignee will (subject to the terms of this Assignment) at the request and expense of the Assignor re-assign the Assigned Assets to the Assignor.

4.3      Enforcement and application

         The security created by this Assignment shall become enforceable by the Assignee upon the occurrence of an Event of Default. Thereafter the Assignee may apply all or any part of the Assigned Assets towards the discharge of the Secured Obligations in such manner as the Assignee deem fit.

4.4      Primary security

         This Assignment shall be deemed to constitute primary and not collateral security and the security shall not be discharged or impaired by:-

         (a) the dealing with, existence or validity of any other security taken by the Assignee in relation to the Secured Obligations or any enforcement of or failure to take, perfect or enforce any such security;

         (b) any amendment to or variation of any document or any security relating to Secured Obligations;

         (c) any release of, or granting of time or any other indulgence to the Assignor or any third party; or

         (d) any other act, event or omission which would or might but for this clause operate to impair or discharge the security constituted by, or the Assignor's liability under, this Assignment including any act, omission or thing which would or might afford an equitable defence to a security.

4.5      Negative covenant

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         Except with the prior written consent of the Assignee, the Assignor shall not create, agree to create or permit to subsist any Security Interest in, over or affecting the whole or any part of the Assigned Assets (except for Security Interests in favour of the Assignee as security for the Secured Obligations) or over its right to call for a discharge of the security hereby constituted nor deal with such right in any manner.

4.6      Notices

         The Assignor shall forthwith on receipt of consent pursuant to clause
         6.1 deliver a duly completed notice of assignment in the form set out in Schedule 1 and procure that upon receipt of such notice an acknowledgement and consent in the form set out in Schedule 2 is executed and delivered to each of the Assignee.

4.7      Documents

         The Assignor shall deposit with a person nominated in writing by the Assignee all documents relating to the Assigned Assets. Such documents shall be returned to the Assignor upon re-assignment of the Assigned Assets in accordance with clause 4.2.

5        EXPENSES

5.1 The Assignor shall immediately on demand pay the Assignee all expenses (including legal and other out-of-pocket expenses) incurred in connection with:

         (i) the negotiation, preparation and execution of this Assignment, the Facility Agreement and any related documents;

         (ii) any variation, waiver, consent or approval relating to this Assignment, the Facility Agreement or any related documents.

         (iii) the preservation or enforcement, or the attempted preservation or enforcement, of any Assignees' rights under this Assignment, the Facility Agreement or any related documents.

5.2      The Assignor shall immediately on demand:

         (i) pay any stamp, documentary and other similar duty or tax to which this Assignment or any related document may be subject or give rise; and

         (ii) indemnify the Assignee against all losses or liabilities which the Assignee may incur as a result of any delay or omission by the Assignor to pay any such duty or tax.

6        FURTHER ASSURANCE

6.1 Notwithstanding any of the terms and provisions set out herein the Assignor and the Assignee agree that this Assignment shall not create a valid assignment of the Assigned Assets (of any kind whatsoever whether equitable or legal) until the Assignee has obtained consent from the Lessor to such assignment of the Assigned Assets.

6.2 The Assignor shall, at the request of the Assignee and at its own cost, promptly execute any document and do or omit to do any other act or thing which:

         (a) the Assignee may specify in order to perfect or improve any security created or intended to be created by this Assignment and to enable the Assignee to

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                  deal with the Assigned Assets in accordance with the
                  provisions of this Assignment or in order to perfect the Assignee' title to any part of the Assigned Assets; or

         (b) the Assignee may specify with a view to the exercise or proposed exercise of any of their powers, rights and discretions under this Assignment.

7        EVENT OF DEFAULT

         The following events shall constitute an Event of Default:

         (a) if the Assignor fails to pay any sums payable by it from time to time to the Company on the due date therefor or fails to comply with any term condition covenant or other provision of this Assignment or of any facility from the Company or any related security document or to perform any of its obligations or liabilities to the Company or if any representation or warranty from time to time made to the Company by the Assignor is or becomes incorrect or misleading in a material respect;

         (b) if any indebtedness of the Assignor becomes due or capable of being declared due before it's specified maturity date by reason of breach or default on the part of the Assignor under the terms of any agreement or instrument creating or evidencing the same or is otherwise not paid when due (or within any applicable period of grace) or any guarantee or indemnity given by the Assignor is not honoured when due and called upon;

         (c) if an encumbrancer takes possession of or a trustee receiver or similar officer is appointed in respect of all or any part of the business or assets of the Assignor or a distress execution attachment or other legal process is levied or enforced upon or sued out against all or any substantial part of such assets and is not discharged within 5 days;

         (d) if the Assignor is deemed unable to pay its debts within the meaning of Section 123 of the Insolvency Act 1986 or commences negotiations with any one or more of its creditors with a view to the general readjustment or rescheduling of its indebtedness or makes a general assignment for the benefit of or a composition with its creditors;

         (e) if the Assignor (being a company) takes any corporate action or other steps are taken or legal proceedings are started for its winding-up dissolution or reorganisation (otherwise than for the purposes of an amalgamation or reconstruction whilst solvent on terms previously approved in writing by the Company) or for the appointment of a receiver administrator administrative receiver trustee or similar officer of it or of all or a material part of its revenues and assets or (being an individual) dies or becomes of unsound mind or has a Companyruptcy petition presented or order made against him;

         (f) if the Assignor suspends or threatens to suspend a substantial part of its business operations (otherwise than for the purposes of a reconstruction or amalgamation on terms previously approved in writing by the Company) or any governmental authority permits or procures or threatens to permit or procure any reorganisation transfer or expropriation (whether with or without compensation) of a substantial part of the business or assets of the Assignor;

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         (g)      if any guarantee indemnity or other security for any of the
                  Secured Liabilities fails or ceases in any respect to have full force and effect or to be continuing or is terminated or disputed or in the opinion of the Company is in jeopardy invalid or unenforceable or if this Charge or the security created by it is disputed or in the opinion of the Company is in jeopardy;

         (h) if at any time it is or becomes unlawful for the Assignor to perform or comply with any or all of its obligations under this Charge any other agreement between the Assignor and the Company or any of such obligations of the Assignor are not or cease to be legal valid binding and enforceable;

         (i)      if control (as defined in Section 435 of the Insolvency Act
                  1986) or the power to take control of the Assignor is acquired by any person or company or group of associates (as defined in such section) not having control of the Company at the date of this Charge (unless with the prior consent in writing of the Company); or

         (j) if in the opinion of the Company a material adverse change occurs in the financial condition results of operations or business of the Assignor.

8        POWER OF ATTORNEY

         For the purposes of securing the performance of the Assignor's obligations under this Assignment, the Assignor irrevocably appoints each of the Assignee or any person acting as the delegate of the Assignee as the Assignor's attorney on behalf of and in the name of the Assignor or otherwise to do all acts and things and sign and execute all deeds and documents which any such Assignee may consider necessary or expedient for the purpose of giving full effect to this Assignment.

9        DURATION OF ASSIGNMENT

9.1 The provisions of this Assignment shall remain in force until the Secured Obligations have been unconditionally and irrevocably paid or discharged in full.

9.2 The security created by this Assignment is continuing and is not to be considered as satisfied or discharged by any intermediate payment or settlement of the whole or any part of the Secured Obligations or any other matter or thing whatsoever, including, without limitation, the insolvency, liquidation or administration of the Assignor.

10       NO LIABILITY AS MORTGAGEE IN POSSESSION

         Nothing herein provided shall be deemed to constitute any Assignee mortgagee in possession of the property charged under this Assignment.

11       EXCLUSIONS

         Sections 93 and 103 of the Law of Property Act 1925 shall not apply to this Assignment.

12       CERTIFICATE

         A statement as to any amount of the Secured Obligations or as to any amount due to any of the Assignee under this Assignment which is certified as being correct by a

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         duly appointed representative or Officer of such Assignee shall, in the absence of manifest error, be conclusive evidence that such amount is in fact due and payable.

13       RIGHTS CUMULATIVE, WAIVER

13.1     The rights of the Assignee under this Assignment:

         (a) are cumulative and are in addition to their rights under the general law;

         (b)      may be exercised as often as they consider appropriate; and

         (c)      may be waived only in writing.

13.2 Any failure or delay in the exercise of any such rights shall not be treated as a waiver.

14       SEVERANCE

         Each of the provisions of this Assignment is severable and distinct from the others. If one or more provision is or becomes invalid, illegal or unenforceable, then this shall not affect the validity, legality and enforceability of the remaining provisions.

15       COMMUNICATIONS

15.1 Any demand, consent, record, election, certificate or notice required or permitted to be given under this Assignment shall be in writing and sent by registered or recorded delivery post or facsimile, or delivered by hand, addressed to the relevant party at the address or the facsimile number set out in this Assignment or in either case to such other person or address or facsimile number as any party shall by not less than five (5) business days' written notice have advised the others in writing. Any such demand, consent, record, election, certificate or notice shall be deemed (if given as aforesaid) to have been received by the party to whom it is addressed:

         (a) two (2) business days after posting in the case of despatch by post as aforesaid; or

         (b) if sent by facsimile, on the business day on which it was transmitted if transmission takes place during normal business hours otherwise it is deemed to be received when normal business hours next commence; or

         (c)      on delivery if delivered by hand.

15.2     In this Clause:

         (a) "normal business hours" are 9.30 am to 5.30 pm on a business day; and

         (b) "business days" are days (not being Saturdays or Sundays or public holidays) on which banks are open for business in London.

16       SUCCESSORS

16.1 This Assignment shall be binding upon and inure to the benefit of the Assignor and the Assignee and their successors and assigns. Reference to the Assignee in this Assignment includes any assignee or transferee of any Assignee in relation to its rights and obligations under this Assignment.

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16.2     The Assignor may not assign or transfer all or any part of its rights or obligations under this Assignment. The Assignee may assign all or any of their rights hereunder to any person.

17       GOVERNING LAW

         This Assignment shall be governed by and construed in accordance with English law, and the parties irrevocably submit to the exclusive jurisdiction of the English courts.





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                                   SCHEDULE 1

                              NOTICE OF ASSIGNMENT

To:      PTT Telecom BV
         The Hague
         The Netherlands



From:    Capital Media (UK) Limited
         25 James Street
         London W1M 5HY

Date:

Dear Sirs

We hereby give you notice that by an assignment (a copy of which is attached) ("the Assignment") dated ____________________ 1996 and made between this Company and the Assignee described in the Assignment we have assigned absolutely to the Assignee all our right, title, benefit and interest in and under the Assigned Assets (as such term is defined in the Assignment).

You shall disclose such information relating to the Assigned Assets as the Assignee may request you to disclose to them, and act in accordance with their instructions concerning the Assigned Assets.

This notice and the instructions herein contained are irrevocable. Please acknowledge receipt of this notice by completing and returning the enclosed consent to assignment.

Yours faithfully


/s/ BARRY LLEWELLYN
----------------------------
for and on behalf of
Capital Media (UK) Limited

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                                   SCHEDULE 2

                           CONSENT AND ACKNOWLEDGEMENT

To:      Universal Independent Holdings Limited



From:    PTT Telecom BV
         The Hague
         The Netherlands

Date:


Dear Sirs

We acknowledge receipt of a notice of an assignment and copy of a deed of assignment dated 1996 (the "Assignment") and made between Capital Media (UK) Limited (the "Assignor") and the Assignee relating to the Assigned Assets (as such term is defined in the Assignment).

We hereby consent to such assignment, and agree to disclose information relating to the Assigned Assets if requested to do so by the Assignee, and agree that we will comply with the Assignee' instructions concerning the Assigned Assets.

Yours faithfully



-----------------------------------
For and on behalf of
PTT Telecom BV

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         ATTESTATIONS

         THE ASSIGNOR

         EXECUTED and DELIVERED as a DEED              )
         by CAPITAL MEDIA (UK) LIMITED acting by       )
         two directors/a director and the secretary:   )

                                           Director       /s/ BARRY LLEWELLYN

                                           Secretary      /s/ CHARLES KOPPEL

         THE ASSIGNEES


         EXECUTED as a Deed on behalf of           )
         UNIVERSAL INDEPENDENT                     )
         HOLDINGS LIMITED incorporated             )
         in the British Virgin Islands             )
         by                                        ) /s/
         and                                       ) /s/
         being a person/persons who in             )
         accordance with the laws of that          )
         territory is/are empowered to sign the    )
         document on behalf of the Company         )





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